Direxion Long/Short Global Currency Fund
Class A (DXAFX)
Class C (DXCFX)
Institutional Class (DXIFX)

A Series of the Direxion Funds

Supplement dated December 13, 2013
to the Summary Prospectus dated September 30, 2013 and
the Prospectus and Statement of Additional Information (“SAI”) dated September 3, 2013

Effective immediately, the third paragraph appearing under the heading “Principal Investment Strategy” in the summary section of the Prospectus for the Direxion Long/Short Global Currency Fund (the “Fund”) is deleted in its entirety and replaced with the following:

Rafferty intends to limit the Fund’s exposure to any one developed market currency to no more than 25% of the Fund’s assets and, with respect to any one emerging market currency, to no more than 20% of the Fund’s assets. Rafferty considers the following 9 currencies to be developed market currencies for purposes of this limitation: Euro, British Pound Sterling, Swiss Franc, Japanese Yen, Canadian Dollar, Australian Dollar, New Zealand Dollar, Swedish Krona and Norwegian Krone. Rafferty considers the remaining 10 currencies eligible for inclusion to be emerging market currencies for purposes of this limitation. Notwithstanding the 20% limit for any single emerging market currency, Rafferty intends to further limit the Fund’s exposure to each of the Indian Rupee, Indonesian Rupiah, Philippine Peso and Russian Ruble to no more than 5% of the Fund’s assets. Compliance with each of these restrictions is determined immediately after the Fund’s investments are rebalanced or modified.  As a result, the Fund may exceed such percentage limitations from time to time, consistent with these policies, due to market fluctuations, cash inflows or outflows or other factors unrelated to investment  activity.

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For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.